Uncommon Investment Funds Trust

Fund	Ticker/Symbol	Principal Listing Exchange
Uncommon Generosity 50 Equity ETF	UGEN	NYSE Arca
Uncommon Portfolio Design Core Equity ETF	UGCE	NYSE Arca

Supplement dated June 4, 2021

to the Funds’ Prospectus and Statement of Additional Information (“SAI”) dated April 8, 2021

The following provides new and additional information beyond that contained in the Funds’ current Prospectus and SAI and should be read in conjunction with the Funds’ current Prospectus and SAI.

Effective June 4, 2021, the Fund’s Prospectus is hereby revised as follows:

The paragraph in the subsection entitled “Dividends and Distributions” in the section entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES” of the Funds’ Prospectus is hereby deleted in its entirety and replaced with the following:

The Uncommon Generosity 50 Equity ETF intends to declare and pay dividends from net investment income, if any, to its Shareholders at least annually. The Uncommon Portfolio Design Core Equity ETF intends to declare and pay dividends from net investment income, if any, to its Shareholders at least quarterly. Each Fund intends to distribute any net realized capital gains to its Shareholders at least annually. The Funds will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

The first paragraph in the subsection entitled “General Policies” in the section entitled “Dividends and Distributions” of the Funds’ SAI is hereby deleted in its entirety and replaced with the following:

The Uncommon Generosity 50 Equity ETF declares and pays dividends from net investment income, if any, at least annually. The Uncommon Portfolio Design Core Equity ETF declares and pays dividends from net investment income, if any, at least quarterly. The Distributions of net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 8, 2021, which provide information that you should know about the Funds before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Funds at 1-888-291-2011.